Exhibit 8.1

ABB, Consolidated Companies (excl. Dormant) as per 28.02.2011

Country	Name	Location	Group Interest %	Share Capital in thousands - Curr
ALGERIA	ABB Power Technologies SpA	Hydra	100.00	108000	DZD
ALGERIA	SARPI - Société Algérienne pour la réalisation de projets industriels	Alger	50.00	814500	DZD
ANGOLA	Asea Brown Boveri Electrica SGPS (Angola) Limitada	Luanda	100.00	200	USD
ARGENTINA	ABB S.A.	Buenos Aires	100.00	56772	ARS
ARGENTINA	Sache Service S.A.	Buenos Aires	100.00	100	ARS
ARUBA (NL)	ABB Import & Export Services Ltd.	Oranjestad/Aruba (NA)	100.00	10006	USD
AUSTRALIA	ABB Australia Pty Limited	Sydney	100.00	122436	AUD
AUSTRALIA	ABB Group Holdings Pty. Ltd.	Sydney	100.00	316200	AUD
AUSTRALIA	ABB Group Investment LLP	Sydney	100.00	146232	AUD
AUSTRALIA	ABB Group Investment Management Pty. Ltd.	Sydney	100.00	8110	AUD
AUSTRALIA	Baldor Australia PTY Limited	Seven Hills, NSW	100.00	99	AUD
AUSTRALIA	Ventyx Australia Pty Ltd.	Brisbane	100.00	19856	AUD
AUSTRIA	ABB AG	Vienna	100.00	15000	EUR
AZERBAIJAN	ABB Azerbaijan LLC	Baku	100.00	900	EUR
BAHRAIN	ABB Technologies W.L.L.	Bahrain	100.00	500	USD
BARBADOS	Ventyx Software SRL	St. Michael	100.00	108	USD
BELGIUM	ABB N.V.	Zaventem	100.00	13290	EUR
BOLIVIA	Asea Brown Boveri Ltda.	La Paz	99.81	518	BOB
BOTSWANA	ABB (Pty) Ltd.	Gaborone	100.00	541	BWP
BRAZIL	ABB Ltda.	Osasco	100.00	94396	BRL
BULGARIA	ABB Automation EOOD	Rakovski	100.00	17100	BGN
BULGARIA	ABB Avangard AD	Sevlievo	99.91	6867	BGN
BULGARIA	ABB Bulgaria EOOD	Sofia	100.00	3010	BGN
CAMEROON	Asea Brown Boveri S.A.	Douala	99.90	532000	XAF
CANADA	ABB Bomem Inc.	Quebec	100.00	5052	CAD
CANADA	ABB Inc.	St. Laurent, Quebec	100.00	358986	CAD
CANADA	Baldor Electric Canada Inc.	Stratford, Ontario	100.00	21710	CAD
CANADA	Ventyx Software Inc.	Richmond	100.00	29426	CAD
CHILE	ABB S.A.	Santiago	100.00	4733956	CLP
CHILE	Baldor Electric Company de Chile Ltda	Santiago	100.00	5000	CLP
CHILE	CMS Tecnologia S.A.	Santiago	100.00	5131236	CLP
CHINA	ABB (China) Engineering Co. Ltd.	Xiamen	100.00	2100	USD
CHINA	ABB (China) Ltd.	Beijing	100.00	120000	USD
CHINA	ABB Bailey Beijing Engineering Co. Ltd.	Beijing	51.00	1796	USD
CHINA	ABB Beijing Drive Systems Co. Ltd.	Beijing	90.00	5000	USD
CHINA	ABB Chongqing Transformer Company Ltd.	Chongqing	62.20	48647	USD
CHINA	ABB DATONG Traction Transformers Co., Ltd.	Datong	50.00	6000	USD
CHINA	ABB Electrical Machines Ltd.	Shanghai	100.00	14400	USD
CHINA	ABB Engineering (Shanghai) Ltd.	Shanghai	100.00	20000	USD
CHINA	ABB Generators Ltd.	Nanchang	51.00	5000	USD
CHINA	ABB Genway Xiamen Electrical Equipment Co. Ltd.	Xiamen	70.00	13000	USD
CHINA	ABB Guangdong Sihui Instrument Transformer Co. Ltd.	Sihui	67.00	50000	CNY
CHINA	ABB Hefei Transformer Co. Ltd.	Hefei	100.00	29000	USD
CHINA	ABB High Voltage Switchgear (Xiamen) Company Ltd.	Xiamen	51.00	8000	USD
CHINA	ABB High Voltage Switchgear Co. Ltd.	Beijing	60.00	11400	USD
CHINA	ABB Holding Ltd.	Hong Kong	100.00	27887	HKD
CHINA	ABB Jiangjin Turbo Systems Company Limited	Chongqing	61.00	16000	USD
CHINA	ABB LV Installation Materials Co. Ltd.	Beijing	85.70	17100	USD
CHINA	ABB Microunion Traction Equipment Limited	Beijing	50.00	6000	USD
CHINA	ABB Shanghai Motors Co. Ltd.	Shanghai	75.00	11217	USD
CHINA	ABB Shanghai Transformer Co. Ltd.	Shanghai	51.00	7000	USD
CHINA	ABB Tianjin Switchgear Co., Ltd.	Tianjin	60.00	8000	USD
CHINA	ABB Transmission & Distribuition Automation Equipment (Xiamen) Co. Ltd.	Xiamen	100.00	2100	USD
CHINA	ABB Xi’an High Power Rectifier Company Limited	Xi’an	62.00	2500	USD
CHINA	ABB Xi’an Power Capacitor Company Limited	Xi’an	91.00	37022	USD
CHINA	ABB Xiamen Electrical Controlgear Co. Ltd.	Xiamen	80.00	4300	USD
CHINA	ABB Xiamen Low Voltage Equipment Co. Ltd.	Xiamen	100.00	6200	USD
CHINA	ABB Xiamen Switchgear Co. Ltd.	Xiamen	64.30	5000	USD
CHINA	ABB Xinhui Low Voltage Switchgear Co. Ltd.	Xinhui	90.00	6200	USD
CHINA	ABB Zhongshan Transformer Company Ltd.	Zhongshan	51.00	15000	USD
CHINA	Baldor Electric (Shanghai) Company Ltd.	Shanghai	100.00	27314	CNY
CHINA	Comem (Hefei) Transformers Equipments Ltd	Hefei	100.00	1300	EUR

CHINA	Hangzhou Winmation Automation Company Limited	HangZhou	100.00	5000	USD
CHINA	K-TEK (Tianjin) Level Co. Ltd.	TEDA-Tianjin	100.00	2897	CNY
CHINA	Maska Power Transmission (Changzhou) Co.Ltd.	Changzhou	100.00	13808	CNY
CHINA	Ventyx Sofltware Technology (Beijing) Co. Ltd.	Beijing	100.00
COLOMBIA	Asea Brown Boveri Ltda.	Bogotá	99.99	486440	COP
COTE D’IVOIRE	ABB Technology SA	Abidjan	99.00	500000	XOF
CROATIA	ABB Ltd.	Zagreb	100.00	2730	HRK
CZECH REPUBLIC	ABB s.r.o.	Prague	100.00	400000	CZK
DENMARK	ABB A/S	Skovlunde	100.00	100000	DKK
DENMARK	Ventyx Services (Denmark) APS	Copenhagen	100.00	125	DKK
ECUADOR	ABB Ecuador S.A.	Quito	96.87	325	USD
EGYPT	ABB Construction (ABACON) S.A.E.	Heliopolis	100.00	72750	EGP
EGYPT	ABB Electrical Industries (ABB ARAB) S.A.E.	Cairo	100.00	40000	EGP
EGYPT	ABB For Feeding Industries SAE	10th of Ramadan City	100.00	5000	EGP
EGYPT	ABB Power Systems and Automation Technology S.A.E	Cairo	100.00	35000	EGP
EGYPT	ABB Transformers S.A.E.	El-Nozha El-Gedida	65.00	30000	EGP
EGYPT	ABB Turbochargers S.A.E.	Suez	100.00	300	USD
EGYPT	Asea Brown Boveri S.A.E.	Cairo	100.00	16000	USD
EL SALVADOR	ABB S.A. de CV	San Salvador	100.00	82	USD
ESTONIA	ABB AS	Tallinn	100.00	25985	EEK
FINLAND	ABB Oy	Helsinki	100.00	10003	EUR
FINLAND	Efora Oy	Helsinki	49.00	5100	EUR
FRANCE	ABB France SAS	Rueil Malmaison cedex	99.83	25778	EUR
FRANCE	ABB S.A.	Rueil-Malmaison	100.00	38921	EUR
FRANCE	L’Ebenoid	Villeurbanne	100.00	1000	EUR
FRANCE	Striebel & John S.A.R.L.	Fellering	51.00	686	EUR
FRANCE	Ventyx France S.A.	Montigny le Bretonneux	99.90	180	EUR
GERMANY	ABB AG	Mannheim	100.00	167500	EUR
GERMANY	ABB Airport Technologies GmbH	Mannheim	100.00	5700	DEM
GERMANY	ABB Automation GmbH	Mannheim	100.00	15000	EUR
GERMANY	ABB Automation Products GmbH,	Ladenburg	100.00	10620	EUR
GERMANY	ABB Automatisierungsanlagen Cottbus GmbH	Cottbus	100.00	12000	DEM
GERMANY	ABB Bauprojektmanagement GmbH	Mannheim	100.00	50	DEM
GERMANY	ABB Beteiligungs- und Verwaltungsges. mbH	Mannheim	100.00	120000	DEM
GERMANY	ABB Beteiligungs-Management GmbH	Mannheim	100.00	9000	EUR
GERMANY	ABB Beteiligungsgesellschaft mbH	Mannheim	100.00	37800	DEM
GERMANY	ABB Business Services GmbH	Heidelberg	100.00	25	EUR
GERMANY	ABB Grundbesitz GmbH	Ladenburg	100.00	10000	DEM
GERMANY	ABB Logistics Center Europe GmbH	Menden	100.00	50	DEM
GERMANY	ABB New Ventures GmbH	Mannheim	100.00	432	EUR
GERMANY	ABB Service GmbH Bobingen	Bobingen	100.00	50	DEM
GERMANY	ABB Stotz-Kontakt GmbH	Heidelberg	100.00	7500	EUR
GERMANY	ABB Stotz-Kontakt/Striebel & John Vertriebs-GmbH	Heidelberg	75.50	511	EUR
GERMANY	ABB Training Center GmbH & Co. KG	Heidelberg	100.00	2366	EUR
GERMANY	ABB Wirtschaftsbetriebe GmbH	Mannheim	100.00	500	DEM
GERMANY	Baldor Electric Germany GmbH	Munich	100.00	1534	EUR
GERMANY	Busch-Jaeger Elektro GmbH	Mannheim/Lüdenscheid	100.00	1535	EUR
GERMANY	Hartmann & Braun Grundstücksverwaltungs GmbH	Mannheim	100.00	10000	DEM
GERMANY	JLEC Power Ventures GmbH	Mannheim	100.00	50	DEM
GERMANY	Komposit-Risikoberatungs- und Versicherungsvermittlungs-GmbH	Ladenburg	100.00	50	DEM
GERMANY	Pucaro Elektro-Isolierstoffe GmbH	Roigheim	100.00	4500	DEM
GERMANY	Striebel & John GmbH & Co. KG	Sasbach-Obersasbach	51.00	2000	DEM
GERMANY	Striebel Vermögensverwaltungs-GmbH	Sasbach-Obersasbach	51.00	50	DEM
GREECE	Asea Brown Boveri S.A.	Metamorphossis Attica	100.00	1182	EUR
GUERNSEY	ABB Equity Limited,	St. Peter’s Port	100.00	10	GBP
GUERNSEY	ABB ESAP Limited	St. Peter’s Port	100.00	50	CHF
GUERNSEY	ABB Insurance Limited	St. Peter’s Port	100.00	4000	USD
GUERNSEY	ABB International Finance Limited	St. Peter’s Port	100.00	240	USD
GUERNSEY	ABB Transinvest Limited	St. Peter’s Port	100.00	3641	CHF
HONG KONG	ABB (Hong Kong) Ltd.	Hong Kong	100.00	20000	HKD
HONG KONG	ABB Turbo Systems (Hong Kong) Limited	Hong Kong	61.00	14000	HKD
HUNGARY	ABB Engineering Trading and Service Ltd.	Budapest	100.00	444090	HUF

INDIA	ABB Global Industries and Services Limited	Bangalore	100.00	3585930	INR
INDIA	ABB Limited	Bangalore	75.00	423817	INR
INDIA	Baldor Electric India Pvt Ltd.	Pune, Maharashtra	100.00	18563	INR
INDIA	K-Tek Level Engineering Pvt. Ltd.	Navi Mumbai	100.00	10000	INR
INDONESIA	PT ABB Bailey	Jakarta	100.00	400000	USD
INDONESIA	PT ABB Sakti Industri	Jakarta	55.00	15476	USD
IRAN, ISLAMIC REPUBLIC OF	ABB (P.J.S.C.)	Teheran	100.00	6444000	IRR
IRAQ	Iraq Technology for Advanced Energy LLC	Baghdad	100.00
IRELAND	ABB Ltd	Dublin	100.00	635	EUR
ISRAEL	ABB Technologies Ltd.	Tirat Carmel	99.99	420	ILS
ITALY	ABB Environmental Service Srl.	Milan	99.99	41	EUR
ITALY	ABB S.p.A.	Milan	100.00	107000	EUR
JAPAN	ABB Bailey Japan Limited	Shizuoka-Ken	51.00	192659	JPY
JAPAN	ABB K.K.	Tokyo	100.00	1000000	JPY
JAPAN	Baldor Japan Corporation	Yokohama	100.00	13000	JPY
JAPAN	Turbo Systems United Co. Ltd.	Tokyo	60.00	400000	JPY
JORDAN	ABB Ltd. Jordan	Amman	100.00	350	JOD
JORDAN	ABB Near East Trading Ltd.	Amman	95.00	30	JOD
KAZAKHSTAN	ABB LLP.	Almaty	100.00	2925664	KZT
KAZAKHSTAN	CJSC Energia Kazakh Scientific Research Institute of Energy	Almaty	92.57	51170	KZT
KAZAKHSTAN	Energoinvestprojekt JV LLP	Almaty	100.00	10482	KZT
KENYA	ABB Limited	Nairobi	100.00	15500	KES
KOREA, REPUBLIC OF	ABB Ltd.	Seoul	100.00	18670000	KRW
KUWAIT	ABB Engg. Technologies Co. (KSCC)	Safat	49.00	100	KWD
LATVIA	ABB SIA	Riga	100.00	2506	LVL
LITHUANIA	ABB UAB	Vilnius	100.00	2554	LTL
LUXEMBOURG	ABB S.A., Leudelange		100.00	1496	EUR
MALAYSIA	ABB Holdings Sdn. Bhd.	Subang Jaya	100.00	4490	MYR
MALAYSIA	ABB Industrial and Building Syst. Sdn. Bhd.	Subang Jaya	100.00	3000	MYR
MALAYSIA	ABB Malaysia Sdn Bhd.	Subang Jaya	100.00	3500	MYR
MALAYSIA	ABB Manufacturing Sdn. Bhd.	Subang Jaya	100.00	700	MYR
MALAYSIA	ABB Transmission and Distribution Sdn. Bhd.	Subang Jaya	100.00	3500	MYR
MAURITIUS	Asea Brown Boveri Ltd.	Port Louis	100.00	3000	MUR
MEXICO	ABB Mexico S.A. de C.V.	Tlalnepantla	100.00	156618	MXN
MEXICO	Asea Brown Boveri S.A. de C.V.	Tlalnepantla	100.00	419096	MXN
MEXICO	Baldor Electric Company de Mexico SA de CV	El Salto, Jalisco	100.00	278143	MXN
MOROCCO	ABB S.A.	Casablanca	100.00	5400	MAD
NAMIBIA	Asea Brown Boveri (Pty) Ltd.	Windhoek	100.00	3120	NAD
NETHERLANDS	ABB BV	Rotterdam	100.00	9076	EUR
NETHERLANDS	ABB Capital, B.V.	Amsterdam	100.00	9080	EUR
NETHERLANDS	ABB Equity Ventures B.V.	Amsterdam	100.00	18	EUR
NETHERLANDS	ABB Finance B.V.	Amsterdam	100.00	20	EUR
NETHERLANDS	ABB Group Accounting Services B.V.	Rotterdam	100.00	50	EUR
NETHERLANDS	ABB Holdings BV	Amsterdam	100.00	119	EUR
NETHERLANDS	ABB Investments B.V.	Amsterdam	100.00	100	EUR
NETHERLANDS	Ventyx Dutch Holdings B.V.	Amsterdam	100.00	18	EUR
NETHERLANDS	Ventyx Services Netherlands B.V.	Amsterdam	100.00	20	EUR
NETHERLANDS	Ventyx Software B.V.	Amsterdam	100.00	18	EUR
NEW CALEDONIA (FR)	ABB SAS	New Caledonia	100.00	5000	XPF
NEW ZEALAND	ABB Limited	Auckland	100.00	34000	NZD
NEW ZEALAND	ABB Maintenance Services Limited	Auckland	100.00	1	NZD
NIGERIA	ABB OGP LIMITED	Lagos	100.00	10000	NGN
NIGERIA	ABBNG Limited	Lagos	60.00	162054	NGN
NORWAY	ABB AS	Billingstad	100.00	15100	NOK
NORWAY	ABB Holding AS	Billingstad	100.00	800000	NOK
NORWAY	EIE 1 AS	Billingstad	100.00	2100	NOK
NORWAY	EIE 2 AS	Billingstad	100.00	2100	NOK
OMAN	ABB LLC,	Al Hamriya	65.00	250	OMR
PAKISTAN	ABB (Pvt) Ltd.	Lahore	100.00	31966	PKR
PANAMA	ABB S.A.	Panama	100.00	100	USD
PANAMA	Baldor Panama S.A.	Panama City	100.00	1	USD
PERU	ABB S.A.	Lima	80.60	35469	PEN
PHILIPPINES	ABB, Inc.	Paranaque, Metro Manila	100.00	123180	PHP
POLAND	ABB Entrelec Sp. zo.o.	Leborska	100.00	4205	PLN
POLAND	ABB REAL ESTATE Sp.zoo.	Warsaw	99.89	50	PLN

POLAND	ABB Real Estate Spolka z ograniczona odpowiedzialnoscia spolka komandytowa	Warsaw	99.89	81644	PLN
POLAND	ABB Sp. zo.o.	Warsaw	99.89	260644	PLN
PORTUGAL	ABB (Asea Brown Boveri), S.A.	Paco de Arcos	100.00	4117	EUR
PORTUGAL	ABB Stotz Kontakt Eléctrica, Unipessoal, Lda.	Porto	100.00	700	EUR
QATAR	ABB Qatar LLC.	Doha	49.00	200	QAR
ROMANIA	ABB SRL	Bucharest	100.00	2300	USD
RUSSIAN FEDERATION	ABB Electroengineering Ltd.	Moscow	100.00	39888	RUB
RUSSIAN FEDERATION	ABB Ltd.	Moscow	100.00	200	USD
RUSSIAN FEDERATION	ABB Moskabel Ltd.	Moscow	100.00	7500	USD
RUSSIAN FEDERATION	ABB Power and Automation Systems Ltd.	Moscow	76.20	2200	USD
RUSSIAN FEDERATION	Asea Brown Boveri Ltd.	Moscow	100.00	332	USD
SAUDI ARABIA	ABB Automation Co. Ltd.	Riyadh	65.00	10250	SAR
SAUDI ARABIA	ABB Contracting Company Ltd.	Riyadh	65.00	40000	SAR
SAUDI ARABIA	ABB Electrical Industries Ltd.	Riyadh	65.00	68750	SAR
SAUDI ARABIA	ABB Service Co. Ltd.	Al Khobar	65.00	2000	SAR
SAUDI ARABIA	Electrical Materials Center	Riyadh	0.00	500	SAR
SAUDI ARABIA	Saudi SAE Technical Construction Co. Ltd.	Riyadh	100.00	10000	SAR
SENEGAL	ABB Technologies S.A.	Dakar	100.00	475200	XOF
SERBIA	ABB d.o.o.	Belgrade	100.00	100	USD
SINGAPORE	ABB Agencies Pte. Ltd.	Singapore	100.00	410	SGD
SINGAPORE	ABB Holdings Pte. Ltd.	Singapore	100.00	32797	SGD
SINGAPORE	ABB Pte. Ltd.	Singapore	100.00	28842	SGD
SINGAPORE	ABB Treasury Center (Asia Pacific) Pte. Ltd.	Singapore	100.00	378	USD
SINGAPORE	Baldor Electric (Asia) PTE Ltd.	Singapore	100.00	7640	SGD
SINGAPORE	Indus International Asia Pte Ltd.	Singapore	100.00
SLOVAKIA	ABB, s.r.o.	Bratislava	100.00	332	EUR
SLOVENIA	ABB D.o.o.	Ljubljana	100.00	1580	EUR
SOUTH AFRICA	ABB Holdings (Pty) Ltd.	Sunninghill	80.00	4050	ZAR
SOUTH AFRICA	ABB South Africa (Pty) Ltd.	Modderfontein	80.00	5000	ZAR
SOUTH AFRICA	K-TEK Instruments (PTY) Ltd.	Elenvale	80.00	0	ZAR
SOUTH AFRICA	Nelspruit Airport Operating Company (Pty) Ltd.	Nelspruit	90.00	0	ZAR
SOUTH AFRICA	Primkop Airport Management (Pty) Ltd.	Nelspruit	90.00	4000	ZAR
SOUTH AFRICA	Ventyx Data Services South Africa (Proprietary) Limited	Centurion	74.80	727	ZAR
SPAIN	Asea Brown Boveri S.A.	Madrid	100.00	33318	EUR
SWEDEN	ABB AB	Västerås	100.00	400000	SEK
SWEDEN	ABB Fastighet AB	Västerås	100.00	3000	SEK
SWEDEN	ABB Financial Services AB	Sollentuna	100.00	50000	SEK
SWEDEN	ABB Norden Holding AB	Västerås	100.00	2344783	SEK
SWEDEN	ABB Technology AB	Västeras	100.00	8001	SEK
SWEDEN	Fastighets Aktiebolaget Mohamn	Västerås	100.00	500	SEK
SWEDEN	Fastighetsbolaget Akivdul AB	Västerås	100.00	50	SEK
SWITZERLAND	ABB Asea Brown Boveri Ltd	Zurich	100.00	2768000	CHF
SWITZERLAND	ABB Finanz AG	Zurich	100.00	100	CHF
SWITZERLAND	ABB Immobilien AG	Baden	100.00	20000	CHF
SWITZERLAND	ABB Information Systems Ltd.	Zurich	100.00	500	CHF
SWITZERLAND	ABB International Marketing Ltd.	Zurich	100.00	1000	CHF
SWITZERLAND	ABB Intra AG	Zurich	100.00	100	CHF
SWITZERLAND	ABB Ltd	Zurich	100.00	2378046	CHF
SWITZERLAND	ABB Management Services Ltd.	Zurich	100.00	571	CHF
SWITZERLAND	ABB MEA Participations Ltd.	Zurich	100.00	1000	CHF
SWITZERLAND	ABB Research Ltd.	Zurich	100.00	100	CHF
SWITZERLAND	ABB Schweiz AG	Baden	100.00	55000	CHF
SWITZERLAND	ABB Sécheron S.A.	Satigny	100.00	22000	CHF
SWITZERLAND	ABB Technology Ltd.	Zurich	100.00	100	CHF
SWITZERLAND	ABB Technology Ventures Ltd.	Zurich	100.00	1000	CHF
SWITZERLAND	ABB Turbo-Systems AG	Baden	100.00	10000	CHF
SWITZERLAND	ABB Turbo-Systems Holding Ltd.	Baden	100.00	40000	CHF
SWITZERLAND	Baldor Electric Switzerland AG	Feuerthalen	100.00	2110	CHF
TAIWAN, PROVINCE OF CHINA	ABB Ltd.	Taipei	100.00	200000	TWD
TANZANIA, UNITED REPUBLIC	ABB Limited	Dar Es Salaam	100.00	141000	TZS
THAILAND	ABB LIMITED	Bangkok	100.00	1034000	THB
THAILAND	Asea Brown Boveri Holding Ltd.	Bangkok	100.00	1200	THB
THAILAND	Kent Meters (Thailand) Ltd.	Bangkok	100.00	2836	THB
TUNISIA	ABB Maghreb Services S.A.	Tunis	100.00	85	TND
TUNISIA	L’Ebenoid Production	Tunisie	100.00	180000	TND
TURKEY	ABB Elektrik Sanayi A.S.	Istanbul	99.94	10571	USD
TURKEY	ABB Holding A.S.	Istanbul	99.95	12844	USD

TURKEY	ABB Ihracat Ticaret Ve Elektrik Sanayi As	Istanbul	99.93	300	TRY
TURKEY	Elmek Elektromekanik Sanayi ve Ticaret Anonim Sirketi SA	Istanbul	99.94	6833	USD
UGANDA	ABB Ltd.	Kampala	100.00	520	UGX
UKRAINE	ABB Ltd.	Kiev	100.00	85400	UAH
UNITED ARAB EMIRATES	ABB Automation L.L.C.	Abu Dhabi	49.00	150	AED
UNITED ARAB EMIRATES	ABB FZ-LLC	Dubai	100.00	500	AED
UNITED ARAB EMIRATES	ABB Global Marketing FZ LLC	Dubai	100.00	500	AED
UNITED ARAB EMIRATES	ABB Industries (L.L.C.)	Dubai	49.00	5000	AED
UNITED ARAB EMIRATES	ABB Industries FZ	Dubai	100.00	3000	AED
UNITED ARAB EMIRATES	ABB Transmission & Distribution Ltd.	Abu Dhabi	49.00	150	AED
UNITED KINGDOM	ABB Combined Heat and Power Ltd.	Warrington	100.00	43474	GBP
UNITED KINGDOM	ABB Holdings Limited	Warrington	100.00	203014	GBP
UNITED KINGDOM	ABB Investments Ltd.	Warrington	100.00	13	GBP
UNITED KINGDOM	ABB Limited	Warrington	100.00	60000	GBP
UNITED KINGDOM	ABB Service Limited	Warrington	100.00	0	GBP
UNITED KINGDOM	Baldor UK Ltd.	Bristol, England	100.00	5378	GBP
UNITED KINGDOM	Jokab Safety UK LTD	Cheshire	100.00	284	GBP
UNITED KINGDOM	Ventyx (UK) Ltd.	Surrey	100.00	630	GBP
UNITED KINGDOM	Ventyx Energy Ltd.	Surrey	100.00	1584	GBP
UNITED STATES	ABB Holdings Inc.	Cary, NC	100.00	2	USD
UNITED STATES	ABB Inc.	Cary, NC	100.00	1	USD
UNITED STATES	ABB Susa Inc.	North Brunswick, NJ	100.00	1	USD
UNITED STATES	ABB Treasury Center USA Inc.	Norwalk, CT	100.00	1	USD
UNITED STATES	Baldor Canada Holdings Inc.	Fort Smith, AR	100.00	27940	USD
UNITED STATES	Baldor Electric Company	Fort Smith, AR	100.00	5651	USD
UNITED STATES	Baldor Holdings Inc	Fort Smith, AR	100.00	0
UNITED STATES	Baldor UK Holding Company Inc.	Fort Smith, AR	100.00	0
UNITED STATES	Combustion Engineering Inc.	Norwalk, CT	100.00	1	USD
UNITED STATES	K-TEK Corp	Praireville, LA	100.00	35690	USD
UNITED STATES	K-TEK Holding Corp	Praireville, LA	100.00	35725	USD
UNITED STATES	KEC Acquisition Corporation	Versailles KY	100.00	0	USD
UNITED STATES	Kuhlman Electric Corporation	Crystal Springs MS	100.00	0	USD
UNITED STATES	Mobile Data Solutions Inc.	Atlanta	100.00	7287	USD
UNITED STATES	Obvient Strategies Inc.	Atlanta	100.00
UNITED STATES	Ventyx Asia Inc.	Atlanta	100.00	300	USD
UNITED STATES	Ventyx Energy LLC	Atlanta	100.00	30047	USD
UNITED STATES	Ventyx Energy Software Inc.	Sacramento	100.00
UNITED STATES	Ventyx Inc.	Atlanta	100.00
VENEZUELA	Asea Brown Boveri S.A.	Caracas	100.00	48110	VEF
VIET NAM	ABB Ltd.	Hanoi	100.00	28871	USD
ZAMBIA	ABB Ltd.	Lusaka	100.00	100	ZMK
ZIMBABWE	ABB (Private) Ltd.	Harare	100.00	1000	ZWD